UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2015

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

65-1102237

(IRS Employer Identification Number)

39 Old Ridgebury Road

Danbury, CT 06180

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02 –	Non-reliance on previously issued financial statements or a related audit report or completed interim review

(b) On July 29, 2015, Tauriga Sciences, Inc. (the “Company”) concluded that the audit report of Cowan, Guntesksi & Co P.A. (“Cowan”) filed with respect to the consolidated financial statements and other financial data as of and for the twelve months ended March 31, 2014 (the “Non-Reliance Period”) regarding the Company’s Annual Report on Form 10-K filed on July 15, 2014 should not be relied upon because Cowan was not independent of the Company under Rule 10A-2 of the Securities and Exchange Act of 1934, as amended, and Rule 3520 of the Public Company Accounting Oversight Board (“PCAOB”) as of the date of the audit report. The Company, in consultation with its Board of Directors (the “Board”), made this conclusion after receiving a PCAOB disciplinary notice dated July 23, 2015 regarding the matter and subsequent conversations between the Company and the Securities and Exchange Commission (“SEC”) on July 29, 2015. Prior to July 23, 2015, the Company and the Board had no notice of the sanctions contained in the disciplinary notice or of any investigation of the PCAOB relating to Cowan and the Company.

Accordingly, investors, analysts and other persons should not rely upon the Company’s previously released financial statements and other financial data for the Non-Reliance Period or any press releases, investor presentations or other communications that relate to that information. The Company anticipates that it will file re-audited financial statements covering this period as soon as practicable.

The executive management of the Company has discussed the matters disclosed in this Item 4.02(b) with the Company’s current independent registered public accounting firm, KBL, LLP (the “Current Auditor”).

(c) The Company has provided a copy of the foregoing Item 4.02(b) disclosures to its Current Auditor and requested that it Current Auditor furnish it with a letter addressed to the SEC stating whether its Current Auditor agrees with the above statements. A copy of the Current Auditor’s letter, dated August 4, 2015, is filed as Exhibit 16.1 to this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For example, forward-looking statements include statements regarding the filing of the re-audited financial statements, the content and timing thereof and the anticipation that no material adjustments will be required with in financial statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “intend,” “expect,” “plan,” “believe,” “estimate,” “predict” or the like. These statements involve risks and uncertainties, and actual results could differ materially from the statements made in this report. Factors that might cause these differences include, but are not limited to, potential delays in the preparation of restated financial statements, the risk that additional information will come to light during the course of the preparation of restated financial statements or the review thereof by the Company’s registered independent accounting firm that alters the scope or magnitude of the restatement, and potential reviews, investigations or other proceedings by government authorities, stockholders or other parties. The Company does not assume any obligation to update its forward-looking statements to reflect new information and developments.

ITEM 9.01 –	FINANCIAL STATEMENTS AND EXHIBITS.

16.1	Letter of KBL, LLP dated August 4, 2015.

99.1	Press release dated July 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2015	TAURIGA SCIENCES, INC.

	By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer